UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2014 / Unaudited

	Principal Amount		Value
Foreign Government Obligations—73.9%
Brazil—18.9%
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
9.523%, 4/1/14	BRL	7,175,000	$3,035,909
9.955%, 7/1/14	BRL	6,165,000	2,544,087
10.346%, 10/1/14	BRL	2,170,000	871,071
10.468%, 1/1/15	BRL	4,835,000	1,888,111
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	3,015,000	1,199,973
9.762%, 1/1/21	BRL	4,630,000	1,757,238
10.00%, 1/1/23	BRL	6,190,000	2,292,045

			13,588,434

Colombia—1.8%
Republic of Colombia Sr. Unsec. Nts.:
Series B, 7.00%, 5/4/22	COP	898,000,000	435,785
Series B, 10.00%, 7/24/24	COP	1,412,000,000	828,194

			1,263,979

Hungary—2.3%
Hungary Unsec. Bonds:
Series 19/A, 6.50%, 6/24/19	HUF	131,000,000	620,394
Series 20/A, 7.50%, 11/12/20	HUF	71,000,000	351,388
Series 23/A, 6.00%, 11/24/23	HUF	143,500,000	642,270

			1,614,052

Indonesia—6.6%
Republic of Indonesia Treasury Bonds:
6.625%, 5/15/33	IDR	17,950,000,000	1,223,547
Series FR70, 8.375%, 3/15/24	IDR	23,830,000,000	2,070,679
Series FR71, 9.00%, 3/15/29	IDR	16,470,000,000	1,438,209

			4,732,435

Mexico—11.5%
United Mexican States Bonds:
7.75%, 11/13/42	MXN	7,200,000	567,351
8.00%, 12/7/23	MXN	3,300,000	280,393
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	22,600,000	1,748,752
Series M, 7.00%, 6/19/14	MXN	38,150,000	2,920,134
Series M20, 7.50%, 6/3/27	MXN	17,900,000	1,451,802
Series M20, 8.50%, 5/31/29	MXN	14,670,000	1,276,424

			8,244,856

Peru—1.7%
Republic of Peru Sr. Unsec. Bonds:
7.84%, 8/12/20[1]	PEN	1,630,000	643,605
8.20%, 8/12/26[1]	PEN	1,530,000	610,032

			1,253,637

Poland—2.1%
Republic of Poland Unsec. Bonds:
5.25%, 10/25/20	PLN	2,160,000	766,746

1  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Poland (Continued)
Republic of Poland Unsec. Bonds: (Continued)
5.75%, 10/25/21	PLN	2,080,000	$759,664

			1,526,410

Romania—1.1%
Romania Unsec. Bonds:
5.85%, 4/26/23	RON	270,000	85,495
5.90%, 7/26/17	RON	2,170,000	700,175

			785,670

Russia—5.4%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	RUB	6,700,000	177,427
Russian Federation Sr. Unsec. Bonds, 7%, Series 6211, 1/25/23	RUB	20,800,000	537,538
Russian Federation Unsec. Bonds:
Series 6204, 7.50%, 3/15/18	RUB	18,100,000	502,443
Series 6205, 7.60%, 4/14/21	RUB	26,800,000	727,573
Series 6209, 7.60%, 7/20/22	RUB	18,800,000	506,471
Series 6210, 6.80%, 12/11/19	RUB	23,900,000	631,917
Series 6215, 7.00%, 8/16/23	RUB	20,600,000	529,647
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[2]	RUB	9,000,000	249,958

			3,862,974

Serbia—0.3%
Republic of Serbia Treasury Bills, 10.639%, 6/12/14[3]	RSD	18,000,000	210,382

South Africa—11.5%
Republic of South Africa Sr. Unsec. Bonds:
Series R207, 7.25%, 1/15/20	ZAR	23,880,000	2,116,584
Series R208, 6.75%, 3/31/21	ZAR	25,670,000	2,182,371
Series R209, 6.25%, 3/31/36	ZAR	4,650,000	316,839
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	6,180,000	548,733
Series R186, 10.50%, 12/21/26	ZAR	23,340,000	2,492,306
Series R213, 7.00%, 2/28/31	ZAR	7,997,000	619,075

			8,275,908

Turkey—10.7%
Republic of Turkey Bonds:
8.30%, 10/7/15	TRY	400,000	175,093
8.80%, 9/27/23	TRY	1,750,000	724,861
9.00%, 1/27/16	TRY	700,000	308,472
10.00%, 6/17/15	TRY	400,000	179,527
10.50%, 1/15/20	TRY	600,000	274,584
Republic of Turkey Sr. Unsec. Bonds, 8%, 6/4/14	TRY	5,565,000	2,508,373
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15	TRY	660,000	409,366
6.30%, 2/14/18	TRY	2,800,000	1,105,305
7.10%, 3/8/23	TRY	1,300,000	487,298
8.50%, 9/14/22	TRY	1,500,000	619,274
9.00%, 3/5/14	TRY	1,960,000	886,778

			7,678,931

Total Foreign Government Obligations (Cost $55,937,177)			53,037,668

2  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Corporate Bonds and Notes—1.9%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	TRY	595,000	$225,967
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	BRL	145,000	56,429
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	BRL	370,000	146,753
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[1]	COP	215,475,000	107,948
Novatek OAO via Novatek Finance Ltd., 7.75% Sr. Unsec. Nts., 2/21/17[1]	RUB	3,070,000	82,851
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	BRL	110,000	39,524
Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[1]	BRL	360,000	138,565
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	MXN	2,300,000	152,102
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[1]	RUB	6,500,000	177,141
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[2]	RUB	8,000,000	224,963

Total Corporate Bonds and Notes (Cost $1,695,715)			1,352,243

Short-Term Notes—14.4%
Malaysia—7.0%
Bank Negara Malaysia Monetary Unsec. Nts.:
2.857%, 5/22/14	MYR	1,020,000	309,316
2.915%, 6/17/14[3]	MYR	1,515,000	458,479
2.927%, 8/5/14[3]	MYR	1,515,000	456,670
2.936%, 7/10/14[3]	MYR	740,000	223,532
2.945%, 7/24/14[3]	MYR	11,800,000	3,560,384

			5,008,381

Mexico—3.6%
United Mexican States Treasury Bills:
3.53%, 3/6/14	MXN	6,300,000	474,839
3.54%, 4/30/14	MXN	18,600,000	1,394,725
3.54%, 4/16/14	MXN	10,000,000	751,028

			2,620,592

South Korea—3.3%
Korea Monetary Stabilization Bonds:
2.631%, 12/9/14	KRW	1,551,000,000	1,454,041
2.667%, 11/9/14	KRW	949,000,000	889,704

			2,343,745

United States—0.5%
United States Treasury Bills, 0.085%, 7/24/14[3,4]		400,000	399,923

Total Short-Term Notes (Cost $10,380,757)			10,372,641

	Counterparty	Exercise Price		Expiration Date	Contracts
Over-the-Counter Options Purchased—0.3%
BRL Currency Put[5]	CITNA-B	BRL	2.510	4/15/14	BRL	3,570,000	3,663
CNH Currency Put[5]	JPM	CNH	6.153	1/12/16	CNH	17,400,000	40,594
EUR Currency Put[5]	GSG	HUF	305.000	4/29/14	EUR	3,500,000	27,110

3  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased (Continued)
INR Currency Call[5]	JPM	INR	62.700	4/28/14	INR	173,000,000	$36,503
MXN Currency Call[5]	BOA	MXN	12.725	3/11/14	MXN	41,700,000	83
RUB Currency Put[5]	BAC	RUB	36.400	5/2/14	RUB	127,400,000	65,738
TRY Currency Put[5]	MOS-A	TRY	2.340	4/25/14	TRY	3,545,000	10,961
TRY Currency Call[5]	GSG	TRY	2.155	5/19/14	TRY	15,030,000	80,035
TRY Currency Call[5]	GSG	TRY	2.169	3/6/14	TRY	6,500,000	3,374

Total Over-the-Counter Options Purchased (Cost $342,187)							268,061

	Shares
Investment Company—6.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.07%[6,7] (Cost $4,918,466)	4,918,466	4,918,466
Total Investments, at Value (Cost $73,274,302)	97.4%	69,949,079
Assets in Excess of Other Liabilities	2.6	1,839,927

Net Assets	100.0%	$71,789,006

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,558,344 or 3.56% of the Fund’s net assets as of February 28, 2014.
2.	Represents the current interest rate for a variable or increasing rate security.
3.	Zero coupon bond reflects effective yield on the date of purchase.
4.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $120,023. See accompanying Notes.
5.	Non-income producing security.
6.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares February 28, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	1,903,985	85,389,493	82,375,012	4,918,466

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$4,918,466	$861

7.	Rate shown is the 7-day yield as of February 28, 2014.

4  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Brazil	$13,973,368	20.0%
Mexico	11,017,634	15.7
South Africa	8,275,908	11.8
Turkey	7,999,267	11.4
United States	5,318,389	7.6
Malaysia	5,008,381	7.2
Indonesia	4,732,435	6.8
Russia	4,413,667	6.3
South Korea	2,343,745	3.3
Hungary	1,614,052	2.3
Poland	1,526,410	2.2
Colombia	1,371,927	2.0
Peru	1,253,637	1.8
Romania	785,670	1.1
Serbia	210,382	0.3
China	40,594	0.1
India	36,503	0.1
Eurozone	27,110	0.0

Total	$69,949,079	100.0%

Forward Currency Exchange Contracts as of February 28, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2014	IDR	50,550,000	USD	4,142	$178,175	$—
BAC	03/2014	INR	86,500	USD	1,398	—	2,255
BAC	04/2014	MXN	6,890	USD	522	—	3,603
BAC	03/2014 - 05/2014	RUB	162,220	USD	4,525	—	39,500
BAC	03/2014 - 05/2014	TRY	4,600	USD	1,993	64,140	—
BAC	01/2015	USD	1,488	BRL	3,825	—	15,970
BAC	05/2014	USD	2,263	IDR	27,596,000	—	95,878
BAC	03/2014 - 05/2014	USD	2,765	INR	173,000	2,342	12,676
BAC	03/2014	USD	1,896	RUB	68,800	—	9,483
BAC	03/2014 - 05/2014	USD	4,632	TRY	10,610	1,708	107,070
BAC	05/2014	USD	151	ZAR	1,680	—	3,541
BAC	03/2014	ZAR	28,460	USD	2,601	36,989	—
BNP	04/2014	RON	4,360	USD	1,316	16,567	—
BNP	03/2014 - 05/2014	RUB	104,230	USD	2,911	—	41,267
BNP	05/2014	TRY	6,570	USD	2,920	—	4,830
BNP	06/2014	USD	2,542	MXN	33,500	35,912	—
BNP	03/2014 - 06/2014	USD	3,834	TRY	8,345	146,964	17,853
BNP	03/2014	USD	296	ZAR	3,310	—	11,035
BOA	04/2014	BRL	11,970	USD	5,052	10,743	—
BOA	03/2014 - 04/2014	INR	434,500	USD	6,961	7,124	2,255
BOA	04/2014	KRW	2,421,000	USD	2,237	26,254	—
BOA	04/2014	MXN	3,300	USD	249	—	1,021
BOA	03/2014	RUB	20,600	USD	568	2,819	—
BOA	03/2014 - 07/2014	USD	6,084	BRL	14,430	—	33,381
BOA	04/2014	USD	527	COP	1,052,000	14,240	—
BOA	03/2014 - 04/2014	USD	2,755	INR	173,000	1,785	30,181
BOA	04/2014 - 06/2014	USD	1,107	MXN	14,800	—	3,277

5  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	08/2014	USD	292	PEN	840	$—	$1,218
BOA	04/2014	USD	829	RON	2,745	—	10,258
BOA	05/2014	USD	561	RUB	20,600	—	3,874
BOA	03/2014	ZAR	16,690	USD	1,528	21,804	—
CITNA-B	03/2014	COP	611,000	USD	296	2,015	—
CITNA-B	03/2014 - 04/2014	MXN	11,800	USD	901	93	12,002
CITNA-B	05/2014	PLN	6,690	USD	2,137	70,562	—
CITNA-B	03/2014	TRY	180	USD	82	—	286
CITNA-B	04/2014	USD	452	COP	906,000	10,500	—
CITNA-B	05/2014	USD	559	HUF	128,000	—	7,837
CITNA-B	04/2014 - 04/2014	USD	2,553	MXN	34,200	—	16,605
CITNA-B	03/2014	USD	317	MYR	1,065	—	7,889
CITNA-B	03/2014	USD	427	TRY	880	29,354	—
CITNA-B	03/2014	USD	1,554	ZAR	17,300	—	49,686
FIB	03/2014	TRY	95	USD	46	—	3,192
FIB	03/2014	USD	575	TRY	1,200	32,051	—
GSCO-OT	03/2014	BRL	10,770	USD	4,407	183,152	—
GSCO-OT	03/2014	COP	495,000	USD	241	1,241	—
GSCO-OT	05/2014	IDR	10,903,000	USD	921	10,806	—
GSCO-OT	03/2014	MYR	11,380	USD	3,429	44,252	—
GSCO-OT	03/2014	TRY	6,830	USD	3,126	—	36,803
GSCO-OT	07/2014 - 01/2015	USD	4,492	BRL	11,130	1,769	59,570
GSCO-OT	04/2014	USD	541	COP	1,101,000	4,465	—
GSCO-OT	03/2014	USD	517	MYR	1,700	—	1,657
GSCO-OT	03/2014	USD	2,882	TRY	6,330	19,159	—
HSBC	03/2014	TRY	2,320	USD	1,112	—	63,111
HSBC	03/2014	USD	1,332	TRY	2,790	70,503	—
JPM	03/2014	BRL	1,200	USD	496	15,002	—
JPM	01/2016	CNH	17,400	USD	2,829	—	25,055
JPM	03/2014	INR	43,000	USD	694	—	470
JPM	03/2014 - 05/2014	MYR	17,935	USD	5,426	40,673	—
JPM	05/2014	PLN	15,510	USD	5,069	48,522	—
JPM	03/2014 - 05/2014	RUB	31,000	USD	859	151	4,292
JPM	04/2014 - 05/2014	THB	108,400	USD	3,305	23,781	13,544
JPM	03/2014	TRY	4,845	USD	2,113	79,172	322
JPM	04/2014 - 10/2014	USD	3,989	BRL	9,715	—	66,745
JPM	03/2014	USD	501	COP	1,006,000	9,548	—
JPM	05/2014	USD	2,330	IDR	27,624,000	—	30,720
JPM	03/2014	USD	681	INR	43,000	—	12,746
JPM	03/2014	USD	477	MXN	6,300	1,559	—
JPM	03/2014 - 05/2014	USD	7,207	MYR	23,990	—	111,826
JPM	03/2014 - 05/2014	USD	6,179	RUB	217,800	174,612	9,262
JPM	05/2014	USD	344	THB	10,400	25,908	—
JPM	03/2014 - 05/2014	USD	1,558	TRY	3,555	228	24,587
JPM	03/2014 - 03/2014	USD	4,465	ZAR	48,560	3,628	43,704
JPM	05/2014	ZAR	23,010	USD	2,119	—	3,802
MSCO	04/2014 - 06/2014	MXN	24,700	USD	1,857	4,006	5,211
MSCO	07/2014	USD	537	BRL	1,240	24,665	—
MSCO	03/2014 - 06/2014	USD	1,323	MXN	17,300	22,615	—
MSCO	05/2014	USD	1,353	TRY	3,060	—	4,313

6  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
MSCO	03/2014	USD	964	ZAR	10,340	$3,325	$—
MSCO	03/2014	ZAR	16,660	USD	1,529	18,406	—
RBS	05/2014	USD	2,865	ZAR	32,465	—	120,052
TDB	04/2014	USD	580	MXN	7,800	—	6,848

Total Unrealized Appreciation and Depreciation						$1,543,289	$1,192,563

Over-the-Counter Options Written at February 28, 2014
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
BRL Currency Call	CITNA-B	BRL	2.305	4/15/14	BRL	(3,280,000)	$11,811	$(8,003)
EUR Currency Call	GSG	HUF	329.000	4/29/14	EUR	(3,500,000)	47,199	(18,437)
MXN Currency Call	BOA	MXN	12.350	3/11/14	MXN	(40,400,000)	16,981	—

Total of Over-the-Counter Options Written							$75,991	$(26,440)

Over-the-Counter Currency Swaps at February 28, 2014
Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value
BOA	Pay	7.100%	Six-Month USD BBA LIBOR	1/21/19	INR	43,500	USD	709	$(11,366)
GSG	Pay	7.210	Six-Month USD BBA LIBOR	1/13/19	INR	44,250	USD	712	9,063
GSG	Pay	7.100	Six-Month USD BBA LIBOR	1/15/19	INR	43,750	USD	706	2,734

Total of Over-the-Counter Currency Swaps									$431

Cleared Interest Rate Swaps at February 28, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Receive	Three- Month USD BBA LIBOR	2.879%	1/30/24	USD	3,300	$(45,511)

Over-the-Counter Interest Rate Swaps at February 28, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	Six-Month INR MIBOR	8.145%	1/20/19	INR	310,000	$(83,060)
BOA	Pay	MXN TIIE BANXICO	4.34	1/11/16	MXN	48,100	8,814
BOA	Pay	BZDI	13.230	1/4/16	BRL	11,910	23,489
BOA	Receive	Six-Month INR MIBOR	8.135	1/17/19	INR	520,000	(143,175)
BOA	Pay	BZDI	12.700	1/4/16	BRL	1,515	509
DEU	Pay	BZDI	12.850	1/4/16	BRL	6,090	4,989
GSG	Pay	BZDI	12.703	1/4/16	BRL	12,150	4,492

7  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
GSG	Pay	Three- Month ZAR JIBAR SAFEX	6.810%	1/6/16	ZAR	52,200	$(43,516)
HSBC	Pay	MXN TIIE BANXICO	4.760	1/13/16	MXN	77,700	12,371
JPM	Pay	BZDI	12.490	1/4/16	BRL	5,950	(1,667)
JPM	Pay	BZDI	12.810	1/4/16	BRL	5,890	4,108

Total of Over-the-Counter Interest Rate Swaps							$(212,646)

Glossary:

Counterparty

Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSG	Goldman Sachs Group, Inc. (The)
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies

BRL	Brazilian Real
CNH	China Yuan
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RON	Romanian New Leu
RSD	Serbian Dinar
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

8  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Definitions

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London -Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
JIBAR SAFEX	Johannesburg Interbank Agreed Rate South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate
MIBOR	Mumbai Interbank Offered Rate

9  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund changed its name to Oppenheimer Emerging Markets Local Debt Fund from Oppenheimer Emerging Markets Debt Fund.

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

10  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

11  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

12  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$53,037,668	$—	$53,037,668
Corporate Bonds and Notes	—	1,352,243	—	1,352,243
Short-Term Notes	—	10,372,641	—	10,372,641
Over-the-Counter Options Purchased	—	268,061	—	268,061
Investment Company	4,918,466	—	—	4,918,466

Total Investments, at Value	4,918,466	65,030,613	—	69,949,079
Other Financial Instruments:
Swaps, at value	—	70,569	—	70,569
Foreign currency exchange contracts	—	1,543,289	—	1,543,289

Total Assets	$4,918,466	$66,644,471	$—	$71,562,937

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(282,784)	$—	$(282,784)
Variation margin payable - centrally cleared swaps	—	(45,511)	—	(45,511)
Options written, at value	—	(26,440)	—	(26,440)
Foreign currency exchange contracts	—	(1,192,563)	—	(1,192,563)

Total Liabilities	$—	$(1,547,298)	$—	$(1,547,298)

13  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

14  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

15  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 28, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $43,999,062 and $51,187,149, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of

16  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $7,471,476 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

As of February 28, 2014 the Fund had no outstanding futures.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $60,401 and $28,281 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in

17  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $11,649 and $46,901 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended February 28, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2013	37,900,000	$9,878	41,900,000	$17,404
Options written	408,000,000	161,396	1,078,088,000	370,663
Options closed or expired	(343,120,000)	(61,938)	(113,230,000)	(108,844)
Options exercised	(55,600,000)	(33,345)	(1,006,758,000)	(279,223)

Options outstanding as of February 28, 2014	47,180,000	$75,991	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on

18  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended February 28, 2014, the Fund had ending monthly average notional amounts of $31,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of February 28, 2014 the Fund had no such credit default swap agreements outstanding.

19  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Cross-Currency Swap Contracts. A cross-currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. The contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Certain cross-currency swap contracts may not provide for exchanging principal cash flows, and only for exchanging interest cash flows. Other cross-currency swap contracts provide for exchanging the currencies only at contract termination and provide for only a net payment in the settlement currency, typically USD.

The Fund has entered into cross-currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These cross-currency swap contracts increase exposure to foreign exchange rate risk.

For the period ended February 28, 2014, the Fund had ending monthly average notional amounts of $472,717 on cross-currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended February 28, 2014, the Fund had ending monthly average notional amounts of $15,391,588 and $90,671,593 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

20  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended February 28, 2014, the Fund had an ending monthly average market value of $61,655 and $87,140 on purchased and written swaptions, respectively.

Written swaption activity for the period ended February 28, 2014 was as follows:

21  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of May 31, 2013	17,600,000	$198,794
Swaptions written	23,005,000	134,573
Swaptions closed or expired	(40,605,000)	(333,367)

Swaptions outstanding as of February 28, 2014	—	$—

As of February 28, 2014 the Fund had no outstanding swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2014, the Fund has required certain counterparties to post collateral of $988,980.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

22  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

23  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Federal Taxes (Continued)

Federal tax cost of securities	$73,726,448
Federal tax cost of other investments	(25,310)

Total federal tax cost	$73,701,138

Gross unrealized appreciation	$684,411
Gross unrealized depreciation	(4,676,386)

Net unrealized depreciation	$(3,991,975)

24  OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/9/2014